                                ESCROW AGREEMENT
                          (EXISTING INDENTURE INTEREST)

         WHEREAS, SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares (the "Debtor"), and CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation, as collateral agent (the "Collateral Agent") have caused or will cause certain funds to be deposited in escrow with SOUTHWEST BANK OF TEXAS N.A., a national banking corporation ("Escrow Agent"), on terms and conditions more particularly described herein.

         NOW, THEREFORE, in consideration of the premises, the undersigned hereby agree as follows:

                                    ARTICLE I
                              TERMS AND CONDITIONS

         1.1 ESTABLISHMENT OF FUND. The Debtor has caused $1,145,833.33 to be deposited and will cause to be deposited with the Escrow Agent on a monthly basis commencing August 10, 2001 and on the tenth day of each successive month thereafter the additional sum of $1,145,833.33 (such sum, or the balance thereof remaining from time to time being referred to herein as the "Fund").

         1.2 TREATMENT OF FUND. The monies constituting the Fund shall be deposited in a segregated, interest-bearing account pursuant to the terms of this Escrow Agreement. Such account shall be styled Seven Seas Interest Payment Account No. 3228215, with federal tax identification no. 731468669.

         1.3 ESCROW PROCEDURE AND PAYMENT INSTRUCTION. The Fund, together with all interest earned thereon, which interest shall become and remain a part of the Fund, shall be held and disbursed in accordance with the terms of this Escrow Agreement as follows:

         The Escrow Agent is hereby authorized and directed to deliver the Escrow Fund only: (i) to The Bank of Nova Scotia Trust Company of New York for the account of the Debtor for payment of interest on the Debtor's 12 1/2% Senior Notes due 2005 upon receipt by the Escrow Agent of a funding request in the form attached hereto as Exhibit "A" executed by the Debtor (an "Interest Payment Funding Request"); or (ii) to the Collateral Agent upon written direction of the Collateral Agent in the form attached hereto as Exhibit "B" that the Collateral Agent is entitled to the balance of the Fund in accordance with the Security Agreement between the Collateral Agent and the Debtor (the "Security Agreement"); or (iii) in accordance with the joint written instruction of the Debtor and the Collateral Agent.

         1.4 TERMINATION. This Escrow Agreement shall terminate upon the first to occur of any of the following events:

                  A. The disbursement of the balance of the Fund in accordance with the provisions of Section 1.3 hereof at any time after July 23, 2003.

                  B. The expiration of twenty-five (25) months from the date of this Escrow Agreement, in which case the remaining balance of the Fund shall be disbursed to the Collateral Agent unless the Collateral Agent otherwise instructs the Escrow Agent in writing.


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                                   ARTICLE II
                          PROVISIONS AS TO ESCROW AGENT

         2.1. LIMITATION OF ESCROW AGENT'S CAPACITY.

                   A. This Escrow Agreement expressly and exclusively sets forth the duties of Escrow Agent with respect to any and all matters pertinent hereto, and no implied duties or obligations shall be read into this Escrow Agreement against Escrow Agent. This Escrow Agreement constitutes the entire agreement between the Escrow Agent and the other parties hereto in connection with the subject matter of this escrow, and no other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be deposited with Escrow Agent or the Escrow Agent may have knowledge thereof.

                  B. Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part thereof, or for the form of execution thereof, or for the identity or authority of any person executing or depositing such subject matter. Escrow Agent shall in no way be responsible for notifying, nor shall it be its duty to notify, any party hereto or any other party interested in this Escrow Agreement of any payment required or maturity occurring under this Escrow Agreement or under the terms of any instrument deposited herewith.

         2.2 AUTHORITY TO ACT.

                  A. Escrow Agent is hereby authorized and directed by the Debtor and the Collateral Agent to deliver the subject matter of this Escrow Agreement only in accordance with the provisions of Article I of this Escrow Agreement.

                  B. Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which Escrow Agent in good faith believes to be genuine and what it purports to be, including, but not limited to, items directing investment or non-investment of funds, items requesting or authorizing release, disbursement or retainage of the subject matter of this Escrow Agreement and items amending the terms of this Escrow Agreement.

                  C. Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the advice of such counsel.

                  D. In the event of any disagreement between any of the parties to this Escrow Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement, or in the event that Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of the Debtor and the Collateral Agent shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among the Debtor and the Collateral Agent, and Escrow Agent shall have been notified thereof in writing signed by the Debtor and the Collateral Agent. Notwithstanding the foregoing, Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of any agency of the United States or any political subdivision thereof, or of any agency of the State of Texas or of any political subdivision thereof, and Escrow Agent is hereby authorized in its sole discretion, to comply with and obey any such orders, judgments, decrees or

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         levies. The rights of Escrow Agent under this sub-paragraph are cumulative of all other rights which it may have by law or otherwise.

                  E. In the event that any controversy should arise between the Debtor and the Collateral Agent with respect to this Escrow Agreement, or should the Escrow Agent resign and the parties fail to select another Escrow Agent to act in its stead, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties.

         2.3 COMPENSATION/INDEMNIFICATION.

                  A. Escrow Agent shall be entitled to reasonable compensation as well as reimbursement for its reasonable costs and expenses incurred in connection with the performance by it of service under this Escrow Agreement (including reasonable fees and expenses of Escrow Agent's counsel). The Debtor agrees that escrow fees in the amount of $1,500.00 will be deducted from the Fund upon the commencement of the escrow and on each anniversary date thereafter.

                  B. The Debtor hereby agrees to indemnify and hold Escrow Agent harmless from all losses, costs, claims, demands, expenses, damages, and attorney's fees suffered or incurred by Escrow Agent as a result of anything which it may do or refrain from doing in connection with this Escrow Agreement or any litigation or cause of action arising from or in conjunction with this Escrow Agreement or involving the subject matter hereof or Escrow Funds or monies deposited hereunder or for any interest upon any such monies. This indemnity shall include, but not be limited to, all costs incurred in conjunction with any interpleader which the Escrow Agent may enter into regarding this Escrow Agreement.

         2.4 MISCELLANEOUS.

                  A. Escrow Agent shall make no disbursement, investment or other use of funds until and unless it has collected funds. Escrow Agent shall not be liable for collection items until the proceeds of the same in actual cash have been received or the Federal Reserve has given Escrow Agent credit for the funds.

                  B. Escrow Agent may resign at any time by giving written notice to the parties hereto, whereupon the parties hereto will immediately appoint a successor Escrow Agent. Until a successor Escrow Agent has been named and accepts its appointment or until another disposition of the subject matter of this Escrow Agreement has been agreed upon by the Debtor and the Collateral Agent, Escrow Agent shall be discharged of all of its duties hereunder save to keep the subject matter whole.

                  C. All representations, covenants, and indemnifications contained in this Article II shall survive the termination of this Escrow Agreement.

                                   ARTICLE III
                               GENERAL PROVISIONS

         3.2 DISCHARGE OF ESCROW AGENT. Upon the delivery of all of the subject matter or monies pursuant to the terms of this Escrow Agreement, the duties of Escrow Agent shall terminate and Escrow Agent shall be discharged from any further obligation hereunder.

         3.3 ESCROW INSTRUCTIONS. Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor. Any of the undersigned may act hereunder through an agent or attorney-in-fact, provided satisfactory written evidence of authority is first furnished to any party relying on such authority.


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         3.4 NOTICE. Any payment, notice, request for consent, report, or any other communication required or permitted in this Escrow Agreement shall be in writing and shall be deemed to have been given when personally delivered to the party hereunder specified or when placed in the United States mail, registered or certified, with return receipt requested, postage prepaid and addressed as follows:

         If to Escrow Agent:

                  Southwest Bank of Texas, N.A.
                  5 Post Oak Park, 440 Post Oak Parkway
                  P. O. Box 27459
                  Houston, Texas 77227-7459
                  Attn:  Jenifer Stepanik

         If to the Debtor:

                  Seven Seas Petroleum Inc.
                  5555 San Felipe, Suite 1700
                  Houston, Texas 77056
                  Attn: Larry A. Ray, President

         If to the Collateral Agent:

                  Chesapeake Energy Corporation
                  6100 North Western Avenue
                  Oklahoma City, Oklahoma 73118
                  Attn: Marcus C. Rowland, Executive Vice President

         Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to each other party.

         3.5 GOVERNING LAW. This Escrow Agreement is being made in and is intended to be construed according to the laws of the State of Texas. It shall inure to and be binding upon the parties hereto and their respective successors, heirs and assigns.

         3.6 CONSTRUCTION. Words used in the singular number may include the plural and the plural may include the singular. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Escrow Agreement.

         3.7 AMENDMENT. The terms of this Escrow Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by the Debtor, the Collateral Agent and Escrow Agent.

         EXECUTED as of the dates set forth below.


                                  SEVEN SEAS PETROLEUM INC.




Date: 7/23/01                     By: /s/ LARRY A. RAY
     -----------------               -------------------------------------------
                                     Larry A. Ray, President

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                                  CHESAPEAKE ENERGY CORPORATION,
                                  Collateral Agent



Date: 7/23/01                     By: /s/ TOM L. WARD
     -----------------               -------------------------------------------
                                  Name:   Tom L. Ward
                                       -----------------------------------------
                                  Title:  President
                                        ----------------------------------------


         SOUTHWEST BANK OF TEXAS, N.A., Escrow Agent, hereby accepts its appointment as Escrow Agent as described in the foregoing Escrow Agreement, subject to the terms and conditions set forth therein.


                                  SOUTHWEST BANK OF TEXAS, N.A.


Date:                             By: /s/ JENIFER STEPANIK
     -----------------               -------------------------------------------
                                  Name:   Jenifer Stepanik
                                       -----------------------------------------
                                  Title:  Senior Vice President
                                        ----------------------------------------


                            ACKNOWLEDGMENT OF RECEIPT

         The undersigned hereby acknowledge receipt from and/or disbursement by Southwest Bank, N.A., Escrow Agent under the foregoing Escrow Agreement, of the subject matter of the Escrow Agreement as described in such Escrow Agreement; the undersigned acknowledge a faithful and proper performance by said Escrow Agent of its duties under said Escrow Agreement, and in consideration of such disbursement hereby release and discharge said Escrow Agent from all further responsibility or liability as Escrow Agent under said Escrow Agreement.

         Executed this ___________ day of _____________, 200___.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------

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                                    EXHIBIT A
                                       TO
                                ESCROW AGREEMENT


To:      Southwest Bank of Texas, N.A.
         Escrow Agent under Escrow Agreement dated July 23, 2001
            With Seven Seas Petroleum Inc. and Chesapeake Energy
            Corporation (the "Escrow Agreement")

                                 FUNDING REQUEST


         Please transfer $____________ (the "Interest Payment Funding Amount") to The Bank of Nova Scotia Trust Company of New York for the account of the Debtor. The Interest Payment Funding Amount will be used solely to pay interest on the Debtor's 12 1/2% Senior Notes due 2005:

         [Specify bank transfer instructions.]










                  EXECUTED this ____ day of ____________, 200__.

                                  Seven Seas Petroleum Inc.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


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                                    EXHIBIT B
                                       TO
                                ESCROW AGREEMENT


To:      Southwest Bank of Texas, N.A.
         Escrow Agent under Escrow Agreement dated July 23, 2001
            With Seven Seas Petroleum Inc. and Chesapeake Energy
            Corporation (the "Escrow Agreement")

                Direction by Collateral Agent for Balance of Fund


                  The Collateral Agent is entitled to the balance of the Fund in accordance with the Security Agreement between the Collateral Agent and Debtor. Please transfer the balance of the Fund to Chesapeake Energy Corporation, as collateral agent for itself and U.S. Trust Company of Texas, N.A. as follows:

                  [Specify bank transfer instructions.]















                  EXECUTED this ____ day of ____________, 200__.

                                  Chesapeake Energy Corporation, Collateral
                                  Agent


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------